Revenue	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Revenue

1.	REVENUE
	The effect of initially applying IFRS 15 on the Group’s revenue from contracts with customers is described in note 41. Due to the transition method chosen in adopting IFRS 15, comparative information has not been restated to reflect the new requirements.
	Revenue from contracts with customers	2,577.8	2,761.8	2,666.4
	– Gold¹	2,408.6	2,584.0	2,535.8
	– Copper²	169.2	177.8	130.6
	Disclosure of disaggregated revenue from contracts with customers
	The Group generates revenue primarily from the sale of gold and copper concentrate to refineries and banks. All revenue from contracts with customers is recognised at a point in time. The Group also produces silver which is an insignificant by-product.
	The disaggregation of revenue from contracts with customers by primary geographical market and product is described in the segment note (note 42).

¹	All regions.
²	Only Peru region (Cerro Corona).